SCHEDULE 14A

                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

Proxy  Statement  Pursuant to Section 14(a) of the  Securities  Exchange
Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]      Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[_]      Definitive Additional Materials

[_]      Soliciting Material under Rule 14a-12

                          METROPOLIS REALTY TRUST, INC.
 ................................................................................
                (Name of Registrant as Specified In Its Charter)
 ................................................................................

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]     No Fee Required
[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1) Title of each class of securities to which transaction applies:

      ..........................................................................
      2) Aggregate number of securities to which transaction applies:

      ..........................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      ..........................................................................
      4) Proposed maximum aggregate value of transaction:

      ..........................................................................
      5) Total fee paid:

      ..........................................................................

      [_]  Fee paid previously with written preliminary materials.

      [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      ..........................................................................

      2) Form, Schedule or Registration Statement No.:

      ..........................................................................

      3) Filing Party:

      ..........................................................................
      4) Date Filed:

      ..........................................................................

                          METROPOLIS REALTY TRUST, INC.

                             c/o Capital Trust, Inc.
                                 410 Park Avenue
                                   14th Floor
                            New York, New York 10022




                                 January 3, 2002





Dear Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders for the fiscal year 2001 of Metropolis Realty Trust, Inc., to be held at 10:00 a.m., local time, Tuesday, January 22, 2002, at the law offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 590 Madison Avenue, New York, New York. The attached Notice of Annual Meeting and Proxy Statement describe the matters to be acted upon at the meeting. I urge you to review them carefully.

         It is important that your shares be represented and voted at the meeting. Whether or not you personally plan to attend the meeting, please take a few moments now to sign, date and return your proxy in the enclosed postage-paid envelope. This will not limit your right to vote in person should you wish to attend the meeting. Regardless of the number of shares you own, your presence by proxy is important to establish a quorum, and your vote is important for proper corporate governance.

         Thank you for your interest in Metropolis Realty Trust, Inc.

                                                              Sincerely,

                                                              /s/ Lee S. Neibart

                                                              Lee S. Neibart
                                                              President

                          METROPOLIS REALTY TRUST, INC.
                             c/o Capital Trust, Inc.
                                 410 Park Avenue
                                   14th Floor
                            New York, New York 10022

                                 --------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 22, 2002

                                 --------------

To the Stockholders of
Metropolis Realty Trust, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders for the fiscal year 2001 (the "Annual Meeting") of Metropolis Realty Trust, Inc., a Maryland corporation (the "Company"), will be held Tuesday, January 22, 2002 at 10:00 a.m. local time at the law offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 590 Madison Avenue, New York, New York, for the following purposes:

         1. To consider and vote upon a proposal to elect the directors of the Company to serve on the Board of Directors until the Annual Meeting of Stockholders for the fiscal year 2002 and until their successors are duly elected and qualify; and

         2. To consider and vote upon a proposal to ratify the selection of Deloitte & Touche L.L.P. as the independent auditors of the Company for the fiscal year ending December 31, 2001; and

         3.     To transact  such other  business  that may  properly be brought
                before  the  Annual   Meeting   and  at  any   adjournments   or
                postponements thereof.

         Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

         Only stockholders of the Company of record as of the close of business on December 31, 2001 will be entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

         You are requested to complete and sign the enclosed form of proxy, which is being solicited by the Board of Directors, and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by written notice to the Secretary of the Company or by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person even if they have previously delivered a signed proxy.

                                             By Order of the Board of Directors,

                                             /s/ John R.S. Jacobsson

                                             John R.S. Jacobsson
                                             Secretary

New York, New York

January 3, 2002




         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                          METROPOLIS REALTY TRUST, INC.
                             c/o Capital Trust, Inc.
                                 410 Park Avenue
                                   14th Floor
                            New York, New York 10022

                                  ------------


                                 PROXY STATEMENT

                                  ------------



                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                              FOR FISCAL YEAR 2001
                         TO BE HELD ON JANUARY 22, 2002


                                                                 January 4, 2002



         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Metropolis Realty Trust, Inc., a Maryland corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company for fiscal year 2001 to be held Tuesday, January 22, 2002, at 10:00 a.m. local time at the law offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P. and at any adjournment or postponement thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to consider and vote upon proposals (1) to elect all of the directors of the Company that will serve on the Board of Directors of the Company, (2) to ratify the selection of Deloitte & Touche L.L.P. as the independent auditors of the Company for the fiscal year ending December 31, 2001, and (3) to act upon any other matter properly brought before the Annual Meeting or any adjournments or postponements thereof.

         This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about January 4, 2002. The Board of Directors has fixed the close of business on December 31, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only holders of record of the Company's common stock, $10.00 par value per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 13,001,346 shares of Common Stock outstanding and entitled to vote at the Annual Meeting, of which 8,065,286 shares were shares of Class A Common Stock and 4,936,060 shares were shares of Class B Common Stock. On January 22, 2002, immediately prior to the commencement of the Annual Meeting, the classification of the Common Stock into Class A Common Stock and Class B Common Stock will terminate. All shares of Class A Common Stock and Class B Common Stock will be automatically converted into a single class of Common Stock and the holders of such Common Stock shall vote as a single class with respect to all matters from and after such date. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

         The presence at the Annual Meeting, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted as present in determining whether a quorum exists. The affirmative vote of a plurality of all of the votes cast for the election of directors at the Annual Meeting, provided that a quorum is present, is required for the election of directors. For purposes of the election of directors, abstentions will not be counted as votes cast and will have no effect on the result of the vote. The affirmative vote of a majority of all of the votes cast on the matter at the Annual Meeting (provided that a quorum is present) is necessary to approve the proposal to ratify the selection of the Company's auditors and to approve any other matters properly presented at the Annual Meeting. For purposes of the vote on the ratification of the selection of the Company's auditors, abstentions will not be counted as votes cast and will have no effect on the result of the vote.

         Stockholders of the Company are requested to complete, sign, date and promptly return the accompanying Proxy Card in the enclosed postage-prepaid envelope. Shares of Common Stock represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the election of the nominees for directors of the Company named in this Proxy Statement and FOR ratification of the Board of Directors' selection of Deloitte & Touche L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 2001. It is not anticipated that any matters other than those set forth in this Proxy Statement will be presented at the Annual Meeting. If any other matter is presented, proxies will be voted in accordance with the discretion of the proxy holders.

         A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above, by filing a duly executed proxy bearing a later date, or by appearing in person and voting by ballot at the Annual Meeting. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person, whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy. Any instrument of revocation should be sent to Metropolis Realty Trust, Inc., c/o Capital Trust, Inc., 410 Park Avenue, 14th Floor, New York, New York 10022,
Attention: Secretary.

         The Company's 2000 Annual Report on Form 10-K (the "Annual Report") and the Company's Quarterly Report on Form 10-Q for the quarter ending September 30, 2001 (the "Quarterly Report") are being mailed to stockholders concurrently with this Proxy Statement. The Annual Report and the Quarterly Report, however, are not part of the proxy solicitation material. Additional copies of the Annual Report for the year ended December 31, 2000 and the Quarterly Report may be obtained, without charge, by writing to the Company at the address above.



                        PROPOSAL 1: ELECTION OF DIRECTORS



         The Board of Directors of the Company currently consists of nine directors who are divided into five classes. The initial terms of the first, second, third and fourth classes expired in 1997, 1998, 1999 and 2000, respectively. As the term of each class expired, directors in that class were elected by the stockholders of the Company for a term of years that will expire immediately prior to the commencement of the Annual Meeting. The initial term of the fifth class of directors will also expire at such time.

         Accordingly, at the Annual Meeting, the stockholders of the Company will elect all of the directors of the Company that will serve on the Board of Directors until the Annual Meeting of Stockholders for the Company's fiscal year 2002 and until their successors are duly elected and qualify or until their earlier death, resignation or removal. The Board of Directors has nominated William L. Mack, Lee S. Neibart, Bruce H. Spector, John R.S. Jacobsson, John R. Klopp, Russel S. Bernard, David A. Strumwasser and David Roberts to serve as the directors of the Company. Each of the nominees for director is currently serving as a director of the Company. The Board of Directors expects that the nominees for director will all serve, if elected, as directors of the Company. However, if any of the nominees for director is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

         The following discussion sets forth the names, ages and business histories of the nominees for director. All of the following directors were initially elected or appointed as directors in 1996, with the exception of John R.S. Jacobsson, who was elected in October 1997 by the holders of Class B Common Stock.

 Information Regarding Nominees for Election at the Annual Meeting for fiscal year 2001 (Term to Expire in 2002)


         William L. Mack (age 61) has served as the Chairman of the Board of Directors of the Company since 1996. Mr. Mack is the managing partner of Apollo Real Estate Advisors, L.P. ("AREA"), the manager of five opportunistic real estate investment funds which he co-founded in 1993, and serves as President of its corporate general partner. Beginning in 1969, Mr. Mack served as Managing Partner of the Mack Company, where he oversaw the dynamic growth of the Mack Company's office, industrial, retail and hotel facilities. Mr. Mack has served as the Chairman of Mack-Cali Realty Corporation since June of 2000. Mr. Mack is also a director of The Bear Stearns Companies, Inc., an investment banking firm, Vail Resorts, Inc., an owner and operator of Colorado ski resorts, and Wyndham International, Inc., an owner and operator of a national chain of hotel properties. Mr. Mack attended the Wharton School of Business and Finance at the University of Pennsylvania and received a B.S. degree in business administration, finance and real estate from New York University.

         Lee S. Neibart (age 51) is a partner of AREA, with which he has been associated since 1993, and directs portfolio and asset management. From 1979 to 1993, he was Executive Vice President and Chief Operating Officer of the Robert Martin Company, a private real estate development and management firm. Mr. Neibart is a director of Atlantic Gulf Communities Corp., a land development company, Koger Equity, Inc., a real estate investment trust that owns and operates office properties, NextHealth, Inc., an owner and operator of spa and wellness facilities, Roland International Corporation, a land development company, Wyndham International, Inc., Meadowbrook Golf Group, Inc., an owner and operator of golf courses, and Schuler Homes, Inc., a company that designs, builds and markets single-family residences. Mr. Neibart received a B.A. from the University of Wisconsin and an M.B.A. from New York University.

         Bruce H. Spector (age 59) is a partner of AREA, with which he has been associated since 1993, and has been responsible for advising on matters of reorganization strategy. Mr. Spector is a partner of Apollo Management, L.P., with which he has been associated since 1992. From 1967 to 1992, Mr. Spector was a member of the law firm of Stutman, Treister and Glatt, spending a substantial amount of that time as a senior partner and head of the firm's executive committee. Mr. Spector is a director of Pacer International, Inc., a national intermodal and logistics company, Vail Resorts, Inc. and Park Media, LLC, a firm specializing in bringing advertising revenue to the owners of parking venues.
Mr. Spector received a B.A. from the University of Southern California and a J.D. from the UCLA School of Law.

         John R.S. Jacobsson (age 33) is a partner of AREA, with which he has been associated since its founding in 1993. Mr. Jacobsson is responsible for investments, investment management and capital raising at AREA and co-heads AREA's Japanese investment program. Prior to 1993, Mr. Jacobsson was associated with the acquisitions group of Trammell Crow Ventures, a real estate investment firm. Mr. Jacobsson is a director of Koger Equity, Inc., Roland International Corporation, and Oasis Car Wash, Inc., an owner and operator of car washes. Mr. Jacobsson received a B.A. from Harvard College in 1990.

         John R. Klopp (age 47) has been a Director of Capital Trust, Inc. ("Capital Trust"), an investment management and finance company focused on the commercial real estate industry, since January 1997 and the Chief Executive Officer, a Vice Chairman and the President of Capital Trust since February 1997, July 1997 and July 1999, respectively. Mr. Klopp was a founder and a Managing Partner of Victor Capital Group L.P. ("VCG") from 1989 until the acquisition of VCG by Capital Trust in July 1997. From 1982 to 1989, Mr. Klopp was a Managing Director and co-head of Chemical Realty Corporation ("Chemical Realty"), the real estate investment banking affiliate of Chemical Bank. Prior to founding Chemical Realty, he held various positions in Chemical Bank's Real Estate Division and was responsible for originating, closing and monitoring portfolios of construction and interim loans. He received a B.A. from Tufts University in 1976 with a major in economics and an M.B.A. in 1978 from the Wharton School of Business and Finance at the University of Pennsylvania with a major in real estate and finance.

         Russel S. Bernard (age 43) is a Principal of Oaktree Capital Management, LLC ("Oaktree"), with which he has been associated since 1995, and is the portfolio manager of Oaktree's real estate and mortgage funds. Prior to joining Oaktree in 1995, Mr. Bernard was a Managing Director of Trust Company of the West ("TCW"). Under subadvisory relationships with Oaktree, Mr. Bernard continues to serve as portfolio manager for the TCW Special Credits distressed mortgage funds. From 1986 to 1994, Mr. Bernard was a partner in Win Properties, Inc., a national real estate investment company, where he was responsible for the acquisition, financing and operation of a national real estate portfolio. Mr. Bernard holds a B.S. in Business Management and Marketing from Cornell University.

         David A. Strumwasser (age 50) is a principal of Whippoorwill Associates, Incorporated ("Whippoorwill"), an investment management firm, and has served as a Managing Director and General Counsel of Whippoorwill since 1993. From 1984 to 1993, Mr. Strumwasser was a Partner and co-head of the Bankruptcy and Reorganization Practice at the New York law firm of Berlack, Israels & Liberman LLP. Prior to that, he practiced bankruptcy law at Anderson Kill & Olick, LLP from 1981 to 1984 and at Weil, Gotshal & Manges LLP from 1976 to 1979. From 1979 to 1981, Mr. Strumwasser was an Assistant Vice President at Citicorp Industrial Credit, Inc. Mr. Strumwasser serves on the Board of Directors of Barneys New York, Inc. Mr. Strumwasser received a B.A. in political science from the State University of New York at Buffalo in 1973 and a J.D. from Boston College Law School in 1976.

         David Roberts (age 39) has been a Managing Director of Angelo, Gordon & Co., L.P. ("Angelo, Gordon"), an investment management firm, since 1993, where he oversees the firm's real estate and special situations investment activities. From 1988 until 1993, Mr. Roberts was a principal of Gordon Investment Corporation, a Canadian merchant bank, where he participated in a wide variety of principal transactions, including investments in the real estate and mortgage banking industries. Prior to that, Mr. Roberts worked in the Corporate Finance Department of L.F. Rothschild & Co. Incorporated, an investment bank, as a Senior Vice President specializing in mergers and acquisitions. Mr. Roberts has a B.S. in Economics from the Wharton School of the University of Pennsylvania.

Recommendation of the Board of Directors

         The Board of Directors of the Company recommends a vote FOR William L. Mack, Lee S. Neibart, Bruce H. Spector, John R.S. Jacobsson, John R. Klopp, Russel S. Bernard, David A. Strumwasser and David Roberts as directors of the Company to hold office until the Annual Meeting of Stockholders for the fiscal year 2002 and until their successors are duly elected and qualify. Proxies received by the Board of Directors will be so voted unless stockholders specify a contrary choice in their proxy.

Executive Officers

         The following discussion sets forth the names, ages and business histories of the executive officers of the Company. Each of the following individuals has served as an executive officer of the Company since 1996, and it is anticipated that each will be re-elected and continue to serve in his respective positions.


  Name                  Age               Office                        Business History
  ----                  ---               ------                        ----------------

William L. Mack          61             Chairman of the Board           See above biography
Lee S. Neibart           51             President                       See above biography
John R. Klopp            47             Vice President                  See above biography
John R.S. Jacobsson      33             Vice President and              See above biography
                                        Secretary


              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

         The following represent all related party transactions (i) for the fiscal year of the Company ended December 31, 2000, and (ii) for the nine months ended September 30, 2001.

Asset Management

         The Company has retained Capital Trust (the "Asset Manager") to serve as the Company's asset manager pursuant to the asset management agreement, dated as of December 22, 2000 (the "Asset Management Agreement"). John R. Klopp, one of the Company's Directors and an officer and a stockholder of the Company, is the Chief Executive Officer of Capital Trust. Pursuant to the Asset Management Agreement, the Asset Manager serves as the Company's advisor and consultant with respect to the management of the Company's property located at 1290 Avenue of the Americas, New York, New York (the "1290 Property") and the Company's interests in 1290 Partners, L.P., a Delaware limited partnership that owns the 1290 Property (the "1290 Property Owning Partnership").

         The Asset Management Agreement had an initial term of one year. The term is automatically extended for consecutive one-year periods thereafter unless the Company or the Asset Manager notifies the other at least 30 days before the then current term would otherwise terminate of its election not to extend the term.

         The Company may terminate the Asset Management Agreement (i) after the expiration of a certain cure period, by notice to the Asset Manager if the Asset Manager defaults in any material respect in its performance under the Asset Management Agreement, and (ii) immediately upon notice to the Asset Manager if the 1290 Property is sold or if there is a change in control of the Asset Manager. The Asset Manager may terminate the Asset Management Agreement if the Company defaults in the payment of any amount due and payable to the Asset Manager and such default continues for 30 days after the Asset Manager's written notice to the Company of such default. Either party may terminate the Asset Management Agreement by giving notice to the other upon the occurrence of certain events relating to the bankruptcy or insolvency of the other party.

         Pursuant to the Asset Management Agreement, the Company pays the Asset Manager a fee (the "Asset Management Fee") of $25,000 per month. Asset management fees incurred for the year ended December 31, 2000 aggregated approximately $300,000 and for the nine months ended September 30, 2001 aggregated approximately $225,000. In addition to the payment of the Asset Management Fee, the Company reimburses the Asset Manager for certain expenses.

Management and Leasing Agreements

         The 1290 Property Owning Partnership entered into a management and leasing agreement, dated as of October 10, 1996 (the "Property Management Agreement"), with Tishman Speyer Properties, L.P. (the "Property Manager/Leasing Agent"). Nyprop, LLC, a stockholder of the Company, is an affiliate of the Property Manager/Leasing Agent. Pursuant to the Property Management Agreement, the Property Manager/Leasing Agent performs all supervisory, management and leasing services and functions reasonably necessary or incidental to the leasing, management and operations of the 1290 Property. Fees under the Property Management Agreement for the year ended December 31, 2000 were approximately $2,295,000 and for the nine months ended September 30, 2001 were approximately $1,507,000.

         An affiliate of the Property Manager/Leasing Agent provided cleaning services for the 1290 Property through February 2001. Fees paid for cleaning services for the year ended December 31, 2000 totaled $2,499,000 and for the nine months ended September 30, 2001 totaled $405,000.

         The Property Management Agreement had an initial term of two years. The term is automatically extended for additional consecutive 90-day terms until such time as the 1290 Property Owning Partnership notifies the Property Manager/Leasing Agent in writing, at least 30 days before the then current term would otherwise terminate, of its election not to extend the term of the Property Management Agreement.

         The 1290 Property Owning Partnership may terminate the Property Management Agreement on 60 days notice if the 1290 Property is either sold by the 1290 Property Owning Partnership or refinanced by the 1290 Property Owning

Partnership pursuant to a securitized financing of the 1290 Property; provided that termination of the Property Management Agreement as a result of such financing will only be effective if the Property Manager/Leasing Agent is not approved by the rating agency participating in such financing. In addition, the 1290 Property Owning Partnership may terminate the Property Management Agreement
(i) after a certain cure period, upon notice to the Property Manager/Leasing Agent if the Property Manager/Leasing Agent breaches a material term of the Property Management Agreement, and (ii) immediately upon notice to the Property Manager/Leasing Agent if (x) the Property Manager/Leasing Agent or any principal of the Property Manager/Leasing Agent intentionally misappropriates funds of the 1290 Property Owning Partnership or commits fraud against the 1290 Property Owning Partnership or (y) there is a change in control of the Property Manager/Leasing Agent. The Property Manager/Leasing Agent may terminate the Property Management Agreement (i) after a certain cure period, upon notice to the 1290 Property Owning Partnership if the 1290 Property Owning Partnership breaches a material term of the Property Management Agreement, and (ii) upon 60 days notice to the 1290 Property Owning Partnership if the 1290 Property Owning Partnership fails to provide funds on a consistent basis to operate and maintain the 1290 Property. Either party may terminate the Property Management Agreement upon notice to the other party if (x) a petition in bankruptcy is filed against the other party and is not dismissed within 60 days, (y) a trustee, receiver or other custodian is appointed for a substantial portion of the other party's assets and is not vacated within 60 days or (z) the other party makes an assignment for the benefit of its creditors.

         Pursuant to the Property Management Agreement, the 1290 Property Owning Partnership (i) pays the Property Manager/Leasing Agent a fee in an amount equal to 1.5% of gross revenues from the 1290 Property, which fee is paid monthly, and
(ii) reimburses the Property Manager/Leasing Agent for all reasonable out-of-pocket expenses incurred by the Property Manager/Leasing Agent related to the performance of its responsibilities under the Property Management Agreement, to the extent set forth in the annual budget. In addition, the Property Manager/Leasing Agent is entitled to receive commissions in connection with the leasing of space at the 1290 Property and renewals and extensions of leases.

         The Company entered into a REIT Management Agreement with the Property Manager/Leasing Agent (the "REIT Manager"). The REIT Manager performs certain accounting, administrative and monitoring services. The REIT Management Agreement provides for compensation to the REIT Manager of monthly fees aggregating approximately $125,000 per annum and reimbursement of documented out-of-pocket expenses. Fees and reimbursables paid to the REIT Manager under the REIT Management Agreement for the year ended December 31, 2000 were $137,000 and for the nine months ended September 30, 2001 aggregated approximately $94,000.


                             EXECUTIVE COMPENSATION

         The Company has no employees and none of its executive officers receives any compensation in their capacities as executive officers. In 2000, each member of the Board of Directors earned (i) $15,000 in cash as an annual retainer, (ii) $750 per meeting of the Board of Directors attended by such member and (iii) 400 shares of Class A Common Stock issued under the Company's Amended and Restated 1996 Directors' Stock Plan (as amended, the "Stock Plan"). For the fiscal year 2001, the members of the Board of Directors will receive (i) $15,000 in cash as an annual retainer and (ii) 400 shares of Common Stock to be issued under the Stock Plan. Such stock and cash will be paid to the then current members of the Board of Directors at the time of the Annual Meeting of Stockholders for the fiscal year 2001. Each director will also receive an additional payment of $750 for each meeting of the Board of Directors attended by such member.

         Upon initial election to the Board of Directors, each Director received options, which vested over two years, to purchase 3,000 shares of the Company's Class A Common Stock. On December 13, 1999, the Board of Directors decreased the exercise price of all outstanding options by $15.00 per share in consideration of a special distribution to stockholders of $15.00 per share that was made on December 10, 1999. On December 23, 1999, each member of the Board of Directors (except Mr. Jacobsson) exercised his options. On December 28, 1999, the Board of Directors decreased the exercise price of Mr. Jacobsson's options by another $15.00 per share to $12.50 per share in consideration of a second special distribution to stockholders of $15.00 per share that was made on December 27, 1999. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

         The  Company  has  purchased  a  directors'  and  officers'   liability
insurance policy in the amount of $10,000,000.


                 BOARD OF DIRECTORS AND AUDIT COMMITTEE MEETINGS

         The business of the Company is conducted under the general management of its Board of Directors as required by the Company's bylaws and the laws of Maryland. There are presently nine directors. During the year ended December 31, 2000, the Board of Directors held one meeting. Each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of the Board of Directors on which he served during the year.

         In January 2000, the Directors of the Company appointed Lee S. Neibart, John R.S. Jacobsson and John R. Klopp to serve as the members of the Company's audit committee. Messrs. Neibart and Jacobsson are partners of AREA, which is the general partner of Apollo Real Estate Investment Fund, L.P. ("AREIF"), a significant stockholder of the Company. Mr. Klopp is the Chief Executive Officer of Capital Trust, whose relationship to the Company is described under "CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS - - Asset Manager." During the year ended December 31, 2000, the audit committee held one meeting. The audit committee does not serve pursuant to a written charter. Its purposes are to (i) make recommendations concerning the engagement of the Company's independent public accountants, (ii) review with the Company's independent public accountants the policies, procedures and results of the audit engagement, (iii) approve professional services provided by the Company's independent public accountants, (iv) review the independence of the Company's independent public accountants, (v) consider the range of audit and non-audit fees, (vi) review the adequacy of the Company's internal accounting controls, and (vii) recommend information to be included in the Company's quarterly reports on Forms 10-Q and annual reports on Forms 10-K. The Board of Directors has no standing nominating or compensation committees.


             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The audit committee serves as the representative of the Board of Directors for general oversight of the Company's financial accounting and reporting, systems of internal control and audit process and monitoring compliance with laws and regulations and standards of business conduct. Management of the Company has primary responsibility for preparing financial statements of the Company as well as the Company's financial reporting process. Deloitte & Touche L.L.P., acting as independent auditors, is responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles.

         In this context, the audit committee hereby reports as follows:

         o The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2000 with the Company's management.

         o The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

         o The Audit Committee has received the written disclosures and the letter from Deloitte & Touche L.L.P. required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Deloitte & Touche L.L.P. the matter of that firm's independence.

         o Based on the review and discussion referred to in the three bullet points above, the Audit Committee recommended to the Board of Directors of the Company, and the Board of Directors approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission (the "Commission").

         The members of the Audit Committee are not independent.

                                AUDIT COMMITTEE:

                                 Lee S. Neibart
                               John R.S. Jacobsson
                                  John R. Klopp

         The foregoing Report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the Report by reference in any such document.

         Audit Fees. The aggregate fees billed by Deloitte & Touche L.L.P. for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $91,200.

         Financial Information Systems Design And Implementation Fees. There were no fees billed by Deloitte & Touche L.L.P. for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

         All Other Fees. The aggregate fees billed by Deloitte & Touche L.L.P. for services rendered to the Company for the fiscal year ended December 31, 2000, other than for services described above under "Audit Fees," were $166,700.

         The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.


                             STOCK PERFORMANCE GRAPH

         The Company's securities do not actively trade, and are not traded, on any exchange or included for quotation on any automated quotation system. Therefore, the Company's securities do not have a fair market value that can be readily determined for comparison to either a broad equity market index or an industry index.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The information set forth in the following table is furnished as of September 30, 2001 with respect to any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities, and as to those shares of the Company's equity securities beneficially owned by each of its directors, its executive officers and all of its executive officers and directors as a group. As of September 30, 2001, there were 13,001,346 shares of Common Stock outstanding, of which 8,065,286 shares were shares of Class A Common Stock and 4,936,060 shares were shares of Class B Common Stock. On January 22, 2002, immediately prior to the commencement of the Annual Meeting, the classification of the Common Stock into Class A Common Stock and Class B Common Stock will terminate. All shares of Class A Common Stock and Class B Common Stock will be automatically converted into a single class of Common Stock and the holders of such Common Stock shall vote as a single class with respect to all matters from and after such date.

                                                      Number of Shares                   Percent of Common
Name and Address of Beneficial Owner                  Beneficially Owned                       Stock
------------------------------------                  ------------------                       -----

Principal Stockholders
Apollo Real Estate Investment Fund, L.P. (1)            4,936,060                            38.0%
The TCW Group, Inc. (2)                                 2,254,341                            17.3%
Oaktree Capital Management, LLC (3)                     1,917,063                            14.7%
WSB Realty, L.L.C. (4)                                  1,122,421                             8.6%
Angelo, Gordon & Co., L.P. (5)                          1,094,143                             8.4%
Intermarket Corp. (6)                                     931,000                             7.2%


Directors and Executive Officers


William L. Mack (7)                                         4,200                               *
Lee S. Neibart (8)                                          4,200                               *
John R.S. Jacobsson (9)                                     4,200                               *
Bruce H. Spector (10)                                       4,200                               *
John R. Klopp (11)                                         24,200                               *
Russel S. Bernard (12)                                          0                               *
Ralph F. Rosenberg (13)                                         0                               *
David A. Strumwasser (14)                                       0                               *
David Roberts (15)                                              0                               *
                                                         --------
Directors and Executive Officers as a group (9             41,000                               *
persons) (16)                                              ======

-------------------------------

*        Less than 1%

        (1) Held of record by Atwell & Co., c/o The Chase Manhattan Bank, N.A., 4 New York Plaza, New York, NY 10004. AREA is the managing general partner of Apollo Real Estate Investment Fund, L.P. ("AREIF") and a joint reporting person with respect to beneficial ownership of these shares of Common Stock according to AREIF's Schedule 13G filed with the Commission on February 13, 1998.

        (2) Includes 1,586,814 shares as to which voting and dispositive power is shared with Oaktree Capital Management, LLC ("Oaktree") as an investment sub-adviser to TCW Asset Management Company for various limited partnerships, trusts and third party accounts for which TCW Asset Management Company acts as general partner or investment manager. According to the Schedule 13G filed with the Commission on February 12, 1998, Robert Day, Chairman and Chief Executive Officer of The TCW Group, Inc. ("TCW"), may be deemed to be a control person of TCW and certain other holders of the Company's Common Stock. Also includes 667,527 shares held by various limited partnerships, trusts and third party accounts for which TCW Special Credits acts as general partner or investment manager. The shares shown are held of record by (i) Hare & Co., c/o Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02117-9130 (58,124 shares) and
                (ii) Cede & Co., c/o Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02117-9130 (2,196,217 shares). To the extent permitted by applicable law, TCW and Robert Day hereby disclaim beneficial ownership of such shares.

        (3) Includes 1,586,814 shares as to which voting and dispositive power is shared with TCW Asset Management Company, which acts as general partner or investment manager for certain funds and accounts for which Oaktree acts as an investment sub-adviser. Also includes 284,839 shares held by two limited partnerships of which Oaktree is general partner and 41,210 shares held by a third party account for which Oaktree acts as investment manager. The 326,049 shares as to which Oaktree has sole voting and dispositive power are held of record by Cun & Co., c/o The Bank of New York, One Wall Street, New York, NY 10005. Also includes 4,200 shares held directly by Oaktree. To the extent permitted by applicable law, Oaktree hereby disclaims beneficial ownership of such shares.

        (4) Does not include 4,200 shares owned by The Goldman Sachs Group, Inc. WSB Realty, L.L.C. is located at 85 Broad Street, New York, NY 10004. According to Amendment No. 3 to the Schedule 13G filed by The Goldman Sachs Group, Inc. with the Commission on February 13, 2001, these shares are reported as beneficially owned by:
                (i) Goldman,  Sachs, & Co., (ii) The Goldman Sachs Group,  Inc.,
                (iii) WSB Realty, L.L.C., (iv) Whitehall Street Real Estate Limited Partnership V and (v) WH Advisors, L.L.C. V.

        (5) Angelo, Gordon's address is 245 Park Avenue, New York, NY 10167. According to Amendment No. 2 to the Schedule 13G filed by Angelo, Gordon with the Commission on February 12, 2001, these shares are reported as beneficially owned by: (i) Angelo,
                Gordon, (ii) John M. Angelo, in his capacities as a general partner of AG Partners, L.P., the sole general partner of
                Angelo, Gordon, and the chief executive officer of Angelo, Gordon, and (iii) Michael L. Gordon, in his capacities as the other general partner of AG Partners, L.P. and the chief operating officer of Angelo, Gordon.

        (6)     Intermarket  Corp.'s address is 667 Madison Avenue, New York, NY
                10021.

        (7) Does not include shares owned by AREIF. Includes 1,200 shares of Common Stock issued directly to Mr. Mack, and 3,000 shares of Common Stock issued upon the exercise of options granted to Mr. Mack, under the Stock Plan. Mr. Mack is the managing partner of AREA, which is the general partner of AREIF, and the president of AREA's corporate general partner. Mr. Mack disclaims beneficial ownership of the shares of Common Stock owned by AREIF.

        (8) Does not include shares owned by AREIF. Includes 1,200 shares of Common Stock issued directly to Mr. Neibart, and 3,000 shares of Common Stock issued upon the exercise of options granted to Mr. Neibart, under the Stock Plan. Mr. Neibart is a partner of AREA. Mr. Neibart disclaims beneficial ownership of the shares of Common Stock owned by AREIF.

        (9) Does not include shares owned by AREIF. Includes 1,200 shares of Common Stock issued directly to Mr. Jacobsson, and 3,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Jacobsson, under the Stock Plan. Mr. Jacobsson is a partner of AREA. Mr. Jacobsson disclaims beneficial ownership of the shares of Common Stock owned by AREIF.

        (10) Does not include shares owned by AREIF. Includes 1,200 shares of Common Stock issued directly to Mr. Spector, and 3,000 shares of Common Stock issued upon the exercise of options granted to Mr. Spector, under the Stock Plan. Mr. Spector is a partner of AREA. Mr. Spector disclaims beneficial ownership of the shares of Common Stock owned by AREIF.

        (11) Includes 1,200 shares of Common Stock issued directly to Mr. Klopp, and 3,000 shares of Common Stock issued upon the exercise of options granted to Mr. Klopp, under the Stock Plan.

        (12) Does not include shares owned by funds and accounts managed by Oaktree or shares owned directly by Oaktree. Does not include 1,200 shares of Common Stock issued directly to Mr. Bernard, and 3,000 shares of Common Stock issued upon the exercise of options granted to Mr. Bernard, under the Stock Plan. Mr. Bernard is required to transfer to Oaktree any shares of Common Stock he either receives directly under the Stock Plan or purchases upon an exercise of options granted under the Stock Plan. Mr. Bernard is a Principal of Oaktree. Mr. Bernard disclaims beneficial ownership of the shares of Common Stock owned by funds and accounts managed by Oaktree and the shares of Common Stock owned directly by Oaktree.

        (13) Does not include shares owned by WSB Realty, L.L.C. Does not include 1,200 shares of Common Stock issued directly to Mr. Rosenberg, and 3,000 shares of Common Stock issued upon the exercise of options granted to Mr. Rosenberg, under the Stock Plan. Pursuant to Mr. Rosenberg's employment arrangements with Goldman, Sachs & Co. ("Goldman, Sachs"), Mr. Rosenberg is required to transfer to Goldman, Sachs any shares of Common
                Stock he receives either directly under the Stock Plan or purchases upon an exercise of options granted under the Stock Plan. Mr. Rosenberg is a Managing Director of Goldman, Sachs. Mr. Rosenberg disclaims beneficial ownership of the shares of Common Stock owned by WSB Realty, L.L.C.

        (14)    Does  not  include   289,503  shares  held  by  various  limited
                partnerships, a trust and third party accounts for which Whippoorwill has discretionary authority and acts as general partner or investment manager. Does not include 1,200 shares of Common Stock issued directly to Mr. Strumwasser, and 3,000 shares of Common Stock issued upon the exercise of options granted to Mr. Strumwasser, under the Stock Plan. Mr. Strumwasser is required to transfer to Whippoorwill any shares of Common Stock he receives either directly under the Stock Plan or purchases upon an exercise of options granted under the Stock Plan. Mr. Strumwasser is a principal, Managing Director and General Counsel of Whippoorwill. Mr. Strumwasser disclaims beneficial ownership of the shares of Common Stock owned by discretionary accounts managed by Whippoorwill as set forth above.

        (15) Does not include shares owned by Angelo, Gordon. Does not include 1,200 shares of Common Stock issued directly to Mr. Roberts, and 3,000 shares of Common Stock issued upon the exercise of options granted to Mr. Roberts, under the Stock Plan. Mr. Roberts is required to transfer to Angelo, Gordon any shares of Common Stock he either receives directly under the Stock Plan or purchases upon an exercise of options granted under the Stock Plan. Mr. Roberts is a Managing Director of Angelo, Gordon. Mr. Roberts disclaims beneficial ownership of the shares of Common Stock owned by Angelo, Gordon.

        (16) See notes 7 through 15 above with respect to the nature of the ownership of Directors and Executive Officers as a group, including certain disclaimers of beneficial ownership described therein.

                       [text continued on following page]

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities ("10% Holders"), to file reports of ownership and changes in ownership with the Commission. Officers, directors and 10% Holders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms that they file. To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company, all Section 16(a) filing requirements applicable to its executive officers, directors and 10% Holders with respect to transactions during 2000 were properly and timely satisfied.


          PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors of the Company has selected the accounting firm of Deloitte & Touche L.L.P. to serve as independent auditors of the Company for the fiscal year ending December 31, 2001. Deloitte & Touche L.L.P. has served as the Company's independent auditors since the Company's formation in 1996 and is considered by management of the Company to be well qualified. The Company has been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of its subsidiaries in any capacity. A representative of Deloitte & Touche L.L.P. will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

         Although the Company is not required to submit the ratification of the selection of its independent auditors to a vote of stockholders, the Board of Directors believes that it is a sound policy to do so. If the majority of the votes cast on this matter are against the selection of Deloitte & Touche L.L.P., the directors will consider the vote and the reasons therefor in future decisions on the selection of independent auditors.

Recommendation of the Board of Directors

         The Board of Directors recommends a vote FOR the proposal to ratify the selection of Deloitte & Touche L.L.P. as independent auditors of the Company for the fiscal year ending December 31, 2001.


                             SOLICITATION OF PROXIES

         The accompanying form of proxy is being solicited on behalf of the Board of Directors of the Company. The expenses of solicitation of proxies for the Annual Meeting will be paid by the Company. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone by officers of the Company, who will receive no additional compensation therefor. The Company has retained Continental Stock Transfer and Trust Company to assist with the mailing of this proxy statement and related materials. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding material to beneficial owners of shares of Common Stock of the Company.


                              STOCKHOLDER PROPOSALS

         The Board of Directors will provide for the presentation of proposals by the Company's stockholders at its annual meeting of stockholders for the fiscal year 2002, provided that such proposals are submitted by eligible stockholders who have complied with the relevant regulations of the Commission regarding stockholder proposals and the Company's bylaws, a copy of which is available upon written request from the Secretary of the Company. Stockholder proposals intended to be submitted for presentation at the Company's annual meeting of stockholders for the fiscal year 2002 and to be included in the Company's proxy statement and the form of proxy relating to the annual meeting for the fiscal year 2002 must be in writing and must be received by the Company at its executive offices on or before September 5, 2002 for inclusion. Any such proposal should be mailed to: Metropolis Realty Trust, Inc., c/o Capital Trust,

Inc.,  410 Park  Avenue,  14th  Floor,  New  York,  New York  10022,  Attention:
Secretary. Proposals received after that date may be excluded from the Company's proxy materials.

         In accordance with the Company's bylaws, any nominee for election to the Board of Directors and any new business proposed by any stockholder to be taken up at the 2002 annual meeting of stockholders must be stated in writing and filed with the Secretary of the Company no later than November 23, 2002.


                                  OTHER MATTERS

         The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If any other matter is presented, proxies will be voted in accordance with the discretion of the proxy holders.

                         METROPOLIS REALTY TRUST, INC.

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF METROPOLIS REALTY TRUST,
        INC. FOR THE ANNUAL MEETING OF  STOCKHOLDERS  FOR FISCAL YEAR 2001 TO BE
                            HELD ON JANUARY 22, 2002

         The  undersigned,  as a holder of shares  of  common  stock,  par value
$10.00 per share ("Shares"), of Metropolis Realty Trust, Inc., a Maryland corporation (the "Company"), hereby appoints John R. Klopp and Lee S. Neibart, and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company for fiscal year 2001 to be held at the law offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 590 Madison Avenue, New York, New York, on
Tuesday, January 22, 2002, at 10:00 a.m. local time, and any adjournments or postponements thereof (the "Annual Meeting"), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting with respect to Proposals 1 and 2 set forth below and to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

You may revoke this proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth below, by filing a duly executed proxy bearing a later date or by appearing in person and voting at the Annual Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" each of the nominees for director in Proposal 1 and "for" Proposal 2 and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. Please mark your choice like this: [X]

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

         Proposal 1 -
         ----------

         [_] For each of the following nominees for director: William L. Mack, Lee S. Neibart, Bruce H. Spector, John R.S. Jacobsson, John R. Klopp, Russel S. Bernard, David A. Strumwasser and David Roberts as more fully described in the accompanying Proxy Statement.

         [_]      Withhold authority as to all listed nominees.

         [_]      For all nominees except the following:________________________

         Proposal 2 -
         ----------

         Ratification of the selection of Deloitte & Touche, L.L.P. as the independent auditor for the fiscal year ending December 31, 2001, as more fully described in the accompanying Proxy Statement.

         (check one box)       [_]For           [_]Against           [_]Abstain

       /  /   CHECK HERE ONLY IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON

Print and sign your name below exactly as it appears on the records of the Company and date this card. When signing as attorney, executor, administrator, trustee, guardian or in another representative capacity, please give full title, as such. Joint owners should each sign. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by an authorized person.
                                               Date:                      , 2002
                                                        -----------------

                                               ---------------------------------
                                               Signature (title, if any)

                                               ---------------------------------
                                               Signature, if held jointly

                                               ---------------------------------
                                               Title or Authority

 PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE
                               PAID ENVELOPE TO:
                          METROPOLIS REALTY TRUST, INC.
              C/O CAPITAL TRUST, INC., 410 PARK AVENUE, 14TH FLOOR
                            NEW YORK, NEW YORK 10022
              IF YOU HAVE ANY QUESTIONS, PLEASE CALL (212) 655-0250